Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in millions, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,
Revenues	2011	2010	2011	2010
Premiums earned	$1,076	$1,015	$4,214	$3,987
Net investment income	107	111	433	433
Net realized investment gains (losses)	230	196	(4)	313
Net impairment losses recognized in earnings	(2)	0	(2)	(6)
Equity in (losses) earnings of limited partnerships	(1)	70	149	128
Other income	8	9	34	35

Total revenues	1,418	1,401	4,824	4,890

Benefits and expenses
Insurance losses and loss expenses	720	692	3,444	2,900
Policy acquisition and underwriting expenses	273	270	1,022	969
Goodwill impairment	—	22	—	22

Total benefits and expenses	993	984	4,466	3,891

Income from operations before income taxes
and noncontrolling interest	425	417	358	999
Provision for income taxes	144	163	90	339

Net income	281	254	268	660
Less: Net income attributable to noncontrolling
interest in consolidated entity – Exchange	255	242	99	498

Net income attributable to Indemnity	$26	$12	$169	$162

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.55	$0.25	$3.45	$3.18

Class A common stock – diluted	$0.49	$0.22	$3.08	$2.85

Class B common stock – basic and diluted	$81.76	$40.93	$522.47	$462.83

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	47,982,703	50,137,565	48,875,316	50,705,607

Class B common stock	2,546	2,546	2,546	2,546

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	54,164,824	56,316,852	55,057,437	56,884,894

Class B common stock	2,546	2,546	2,546	2,546

Dividends declared per share
Class A common stock	$0.5525	$0.515	$2.0975	$1.955

Class B common stock	$82.875	$77.25	$314.625	$293.25

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST (unaudited)

(in millions)

							Eliminations of
							related party
	Indemnity shareholder interest			Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		December 31,			December 31,		December 31,		December 31,
	Percent	2011	2010	Percent	2011	2010	2011	2010	2011	2010
Management operations:

Management fee revenue, net	100.0%	$251	$236		$—	$—	$(251)	$(236)	$—	$—
Service agreement revenue	100.0%	8	8		—	—	—	—	8	8

Total revenue from management operations		259	244		—	—	(251)	(236)	8	8
Cost of management operations	100.0%	225	215		—	—	(225)	(215)	—	—

Income from management operations before taxes		34	29		—	—	(26)	(21)	8	8

Property and casualty insurance operations: (2)

Net premiums earned	5.5%(2)	—	55	94.5%(2)	1,060	944	—	—	1,060	999
Losses and loss expenses	5.5%(2)	—	37	94.5%(2)	696	633	(1)	(1)	695	669
Policy acquisition and other underwriting expenses	5.5%(2)	—	15	94.5%(2)	296	269	(29)	(23)	267	261

Income from property and casualty insurance operations before taxes		—	3		68	42	30	24	98	69

Life insurance operations: (1)

Total revenue	21.6%(3)	—	9	78.4%(3)	43	36	(1)	0	42	45
Total benefits and expenses	21.6%(3)	—	6	78.4%(3)	31	26	0	0	31	32

Income from life insurance operations before taxes		—	3		12	10	(1)	0	11	13

Investment operations:

Net investment income (2)		4	9		83	80	(3)	(3)	84	86
Net realized gains (losses) on investments (2)		2	(8)		227	202	—	—	229	194
Net impairment losses recognized in earnings(2)		0	0		(1)	0	—	—	(1)	0
Equity in earnings (losses) of limited partnerships		1	10		(5)	59	—	—	(4)	69
Goodwill impairment		—	—		—	(22)	—	—	—	(22)

Income from investment operations before taxes (2)		7	11		304	319	(3)	(3)	308	327

Income from operations before income taxes and noncontrolling interest		41	46		384	371	—	—	425	417
Provision for income taxes		15	34		129	129	—	—	144	163
Net income		$26	$12		$255	$242	$-	$-	$281	$254

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after December 31, 2010.

(3)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST

(in millions)

							Eliminations of
							related party
	Indemnity shareholder interest			Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
		Years ended			Years ended		Years ended		Years ended
		December 31,			December 31,		December 31,		December 31,
	Percent	2011	2010	Percent	2011	2010	2011	2010	2011	2010
Management operations:

Management fee revenue, net	100.0%	$1,067	$1,009		$—	$—	$(1,067)	$(1,009)	$—	$—
Service agreement revenue	100.0%	33	34		—	—	—	—	33	34

Total revenue from management operations		1,100	1,043		—	—	(1,067)	(1,009)	33	34
Cost of management operations	100.0%	892	841		—	—	(892)	(841)	—	—

Income from management operations before taxes		208	202		—	—	(175)	(168)	33	34

Property and casualty insurance operations: (2)

Net premiums earned	5.5%(2)	—	216	94.5%(2)	4,149	3,709	—	—	4,149	3,925
Losses and loss expenses	5.5%(2)	—	155	94.5%(2)	3,349	2,660	(5)	(5)	3,344	2,810
Policy acquisition and other underwriting expenses	5.5%(2)	—	61	94.5%(2)	1,178	1,052	(183)	(174)	995	939

Income (loss) from property and casualty insurance operations before taxes		—	0		(378)	(3)	188	179	(190)	176

Life insurance operations: (1)

Total revenue	21.6%(3)	10	37	78.4%(3)	167	135	(2)	(2)	175	170
Total benefits and expenses	21.6%(3)	7	26	78.4%(3)	120	96	0	(2)	127	120

Income from life insurance operations before taxes		3	11		47	39	(2)	0	48	50

Investment operations:

Net investment income (2)		16	37		335	312	(11)	(11)	340	338
Net realized gains (losses) on investments (2)		3	(1)		(20)	301	—	—	(17)	300
Net impairment losses recognized in earnings(2)		0	(1)		(1)	(3)	—	—	(1)	(4)
Equity in earnings of limited partnerships		26	21		119	106	—	—	145	127
Goodwill impairment		—	—		—	(22)	—	—	—	(22)

Income from investment operations before taxes (2)		45	56		433	694	(11)	(11)	467	739

Income from operations before income taxes and noncontrolling interest		256	269		102	730	—	—	358	999
Provision for income taxes		87	107		3	232	—	—	90	339
Net income		$169	$162		$99	$498	$-	$-	$268	$660

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after December 31, 2010.

(3)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest. Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as income generated from management operations, life insurance operations(1), property and casualty insurance underwriting operations(2), net investment income(2), and equity in earnings or losses of limited partnerships, net of related federal income taxes. It does not include realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations. It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest: (1) (2)

	Indemnity Shareholder interest
	Three	Three	Year	Year
	months ended	months ended	ended	ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
(in millions, except per share data)
	(unaudited)	(unaudited)
Operating income attributable to Indemnity	$25	$17	$167	$163

Net realized gains (losses) and impairments on investments	2	(8)	3	(2)
Income tax (expense) benefit	(1)	3	(1)	1

Realized gains (losses) and impairments, net of income taxes	1	(5)	2	(1)

Net income attributable to Indemnity	$26	$12	$169	$162

Per Indemnity Class A common share – diluted:
Operating income attributable to Indemnity	$0.47	$0.32	$3.04	$2.88

Net realized gains (losses) and impairments on investments	0.03	(0.15)	0.06	(0.04)
Income tax (expense) benefit	(0.01)	0.05	(0.02)	0.01

Realized gains (losses) and impairments, net of income taxes	0.02	(0.10)	0.04	(0.03)

Net income attributable to Indemnity	$0.49	$0.22	$3.08	$2.85

(1)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest after December 31, 2010.

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions)

	December 31,	December 31,
Assets	2011	2010
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$548	$264
Equity securities	25	24
Trading securities, at fair value	27	28
Limited partnerships	208	216
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,292	7,279
Equity securities	564	570
Trading securities, at fair value	2,308	2,306
Limited partnerships	1,082	1,108
Other invested assets	19	19

Total investments	12,074	11,815
Cash and cash equivalents (Exchange portion of $174 and $120, respectively)	185	430
Premiums receivable from policyholders – Exchange	976	942
Reinsurance recoverable – Exchange	166	201
Deferred income taxes – Indemnity	19	0
Deferred acquisition costs – Exchange	487	467
Other assets (Exchange portion of $322 and $357, respectively)	441	489
Total assets	$14,348	$14,344

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Deferred income taxes	$0	$26
Other liabilities	455	382
Exchange liabilities
Losses and loss expense reserves	3,499	3,584
Life policy and deposit contract reserves	1,671	1,603
Unearned premiums	2,178	2,082
Deferred income taxes	147	257
Other liabilities	105	76

Total liabilities	8,055	8,010

Indemnity’s shareholders’ equity	781	912
Noncontrolling interest in consolidated entity-Exchange	5,512	5,422

Total equity	6,293	6,334

Total liabilities, shareholders’ equity and noncontrolling interest	$14,348	$14,344